JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

Supplement dated October 25, 2019 to PROSPECTUS dated April 29, 2019

Contract Owners of Principal Plus for Life Series Riders

This Supplement applies to VENTURE VANTAGE® VARIABLE ANNUITY Contracts and all versions therein (each a “Contract” and together the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock”, the “Company” or “we”). It supplements the prospectus dated April 29, 2019 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like a copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-528-0198 to request a free copy or log in to your online account to view the Annuity Prospectus. If you do not have an online account, you can create one at www.jhannuities.com.

The Company has decided not to make the Offer at this time, as described in the supplement dated September 24, 2019, relative to the Venture Vantage Variable Annuity Contracts only.

You should retain this Supplement for future reference.

Supplement dated October 25, 2019

10/19: VAPS60    333-71072

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